Exhibit 99.1

LEHMAN BROTHERS	Residential Mortgage Finance

DERIVED INFORMATION

[GRAPHIC APPEARS HERE]

$[514,998,000] Notes (Approximate)*

Accredited Mortgage Loan Trust

Series 2003-3

Accredited Home Lenders, Inc.

(Sponsor and Master Servicer)

Countrywide Home Loans, Inc.

(Backup Master Servicer)

*	Subject to +/- 5% variance

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Accredited Mortgage Loan Trust 2003-3

To Maturity(5)

Class	Approx. Size(6)	Group	Type	Tsy. BMark	Est. WAL/DUR (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (Moody’s/S&P)
A-1	$195,208,000	I	FXD – PT	Swaps	3.87/3.29	1 – 196	3/25/2020	12/25/2033	Aaa/AAA
A-2	$210,312,000	II	FLT – PT(1)	1 mo LI	3.10/3.01	1 – 149	4/25/2016	12/25/2033	Aaa/AAA
A-3	$109,478,000	III	FLT – PT(2)	1 mo LI	3.10/3.00	1 – 149	4/25/2016	12/25/2033	Aaa/AAA

To 10% Call(3)(5)
Class	Approx. Size(6)	Group	Type	Tsy. Bmark	Est. WAL/DUR (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (Moody’s/S&P)
A-1	$195,208,000	I	FXD – PT	Swaps	3.61/3.13	1 – 106	9/25/2012	12/25/2033	Aaa/AAA
A-2	$210,312,000	II	FLT – PT(1)	1 mo LI	2.92/2.84	1 – 85	12/25/2010	12/25/2033	Aaa/AAA
A-3	$109,478,000	III	FLT – PT(2)	1 mo LI	2.91/2.84	1 – 85	12/25/2010	12/25/2033	Aaa/AAA

Pricing Speed

Group I (Fixed Rate)	110% PPC(4)
Group II (Adjustable Rate)	140% PPC(4)
Group III (Adjustable Rate)	140% PPC(4)

(1)	Subject to the Class A-2 Net WAC Cap and a 13% hard cap.
(2)	Subject to the Class A-3 Net WAC Cap and a 13% hard cap.
(3)	The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.
The Sponsor may exercise its right to call any Class of Notes when the outstanding principal balance of the respective Class of Notes is equal to or less than 10% of the original principal balance of such Class of Notes (subsequently defined herein). In addition, the Sponsor may terminate the entire Trust and cause the trust to redeem all classes of Notes on any Payment Date when the combined aggregate outstanding principal balance of all Classes of Notes is equal to or less than 10% of the original aggregate principal balance of all Classes of Notes.
(4)	100% PPC assumes that prepayments start at 4% CPR in the first month of the life of the transaction, increase by approximately 1.45% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.
(5)	For modeling purposes, payments on the Notes are received in cash on the 25th day of each month, regardless of the day on which the Payment Date actually occurs, commencing in December 2003.
(6)	Subject to +/- 5% variance

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Sensitivity Analysis – To Maturity
Group I PPC	0.00%	55.00%	82.50%	110.00%	165.00%	220.00%	275.00%
Group II PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%
Group III PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%

Class A-1
Average Life (yrs.)	18.00	6.91	4.99	3.87	2.63	1.97	1.55
Window	1 - 359	1 - 303	1 - 243	1 - 196	1 - 137	1 - 102	1 - 77
Expected Final Mat.	10/25/33	02/25/29	02/25/24	03/25/20	04/25/15	05/25/12	04/25/10
Yield @ 100.0000%	4.62	4.61	4.60	4.59	4.55	4.52	4.48
Duration @ 100.0000% (yrs.)	11.23	5.31	4.08	3.29	2.34	1.80	1.44

Class A-2
Average Life (yrs.)	19.31	5.85	4.08	3.10	2.06	1.51	1.15
Window	1 - 359	1 - 252	1 - 189	1 - 149	1 - 101	1 - 72	1 - 41
Expected Final Mat.	10/25/33	11/25/24	08/25/19	04/25/16	04/25/12	11/25/09	04/25/07

Class A-3
Average Life (yrs.)	19.30	5.85	4.08	3.10	2.06	1.51	1.15
Window	1 - 359	1 - 252	1 - 189	1 - 149	1 - 101	1 - 72	1 - 41
Expected Final Mat.	10/25/33	11/25/24	08/25/19	04/25/16	04/25/12	11/25/09	04/25/07

Sensitivity Analysis – To 10% Call(1)

Group I PPC	0.00%	55.00%	82.50%	110.00%	165.00%	220.00%	275.00%
Group II PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%
Group III PPC	0.00%	70.00%	105.00%	140.00%	210.00%	280.00%	350.00%

Class A-1
Average Life (yrs.)	17.93	6.53	4.68	3.61	2.45	1.84	1.44
Window	1 - 341	1 - 191	1 - 139	1 - 106	1 - 70	1 - 51	1 - 37
Expected Final Mat.	04/25/32	10/25/19	06/25/15	09/25/12	09/25/09	02/25/08	12/25/06
Yield @ 100.0000%	4.62	4.58	4.57	4.55	4.51	4.46	4.42
Duration @ 100.0000% (yrs.)	11.21	5.14	3.91	3.13	2.21	1.70	1.35

Class A-2
Average Life (yrs.)	19.25	5.56	3.85	2.92	1.94	1.41	1.15
Window	1 - 344	1 - 165	1 - 114	1 - 85	1 - 55	1 - 36	1 - 37
Expected Final Mat.	07/25/32	08/25/17	05/25/13	12/25/10	06/25/08	11/25/06	12/25/06

Class A-3
Average Life (yrs.)	19.24	5.56	3.84	2.91	1.94	1.40	1.15
Window	1 - 344	1 - 165	1 - 114	1 - 85	1 - 55	1 - 36	1 - 37
Expected Final Mat.	07/25/32	08/25/17	05/25/13	12/25/10	06/25/08	11/25/06	12/25/06

(1)	The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Class A-2 Net WAC Cap (20% LIBOR)

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals 20%.

Month	Class A-2 Net WAC Cap (%)	Month	Class A-2 Net WAC Cap (%)
1	n/a	41	7.805
2	5.802	42	9.566
3	5.803	43	9.257
4	6.204	44	9.566
5	5.804	45	9.257
6	5.998	46	9.258
7	5.806	47	9.566
8	5.999	48	10.578
9	5.806	49	10.931
10	5.806	50	10.578
11	5.999	51	10.578
12	5.806	52	11.308
13	5.999	53	10.578
14	5.806	54	12.023
15	5.806	55	11.635
16	6.428	56	12.023
17	5.806	57	11.635
18	6.000	58	11.635
19	5.807	59	12.023
20	6.000	60	12.340
21	5.807	61	12.751
22	5.807	62	12.340
23	6.001	63	12.340
24	6.200	64	13.662
25	6.406	65	12.340
26	6.200	66	12.751
27	6.200	67	12.340
28	6.865	68	12.751
29	6.201	69	12.340
30	6.814	70	12.340
31	6.594	71	12.751
32	6.815	72	12.340
33	6.595	73	12.751
34	6.596	74	12.340
35	6.816	75	12.340
36	8.048	76	13.662
37	8.067	77	12.340
38	7.805	78	12.751
39	7.805	79	12.340
40	8.641	80	12.751

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Class A-2 Net WAC Cap (LIBOR Forward Curve)

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

Month	6 Month LIBOR Forward Curve (%)	Class A-2 Net WAC Cap (%)	Month	6 Month LIBOR Forward Curve (%)	Class A-2 Net WAC Cap (%)
1	1.230	n/a	41	4.884	7.464
2	1.256	5.802	42	4.934	8.899
3	1.315	5.803	43	4.982	8.612
4	1.392	6.204	44	5.030	8.899
5	1.469	5.804	45	5.067	8.612
6	1.571	5.998	46	5.095	8.612
7	1.690	5.806	47	5.127	8.899
8	1.809	5.999	48	5.153	9.250
9	1.945	5.806	49	5.171	9.558
10	2.086	5.806	50	5.194	9.250
11	2.228	5.999	51	5.221	9.250
12	2.373	5.806	52	5.248	9.887
13	2.514	5.999	53	5.275	9.250
14	2.655	5.806	54	5.302	9.706
15	2.786	5.806	55	5.329	9.393
16	2.912	6.428	56	5.357	9.706
17	3.039	5.806	57	5.387	9.393
18	3.145	6.000	58	5.419	9.393
19	3.257	5.807	59	5.452	9.706
20	3.368	6.000	60	5.486	9.563
21	3.461	5.807	61	5.521	9.882
22	3.556	5.807	62	5.556	9.563
23	3.650	6.001	63	5.589	9.563
24	3.742	6.200	64	5.620	10.588
25	3.827	6.406	65	5.650	9.563
26	3.911	6.200	66	5.678	10.081
27	3.991	6.200	67	5.705	9.755
28	4.065	6.865	68	5.730	10.081
29	4.139	6.201	69	5.753	9.756
30	4.208	6.759	70	5.775	9.756
31	4.275	6.542	71	5.795	10.081
32	4.342	6.760	72	5.814	9.896
33	4.409	6.543	73	5.831	10.226
34	4.475	6.543	74	5.846	9.896
35	4.541	6.762	75	5.860	9.896
36	4.606	7.708	76	5.872	10.956
37	4.665	7.715	77	5.882	9.896
38	4.724	7.464	78	5.891	10.313
39	4.780	7.464	79	5.898	9.980
40	4.832	8.264	80	5.905	10.313

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Class A-3 Net WAC Cap (20% LIBOR)

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals 20%.

Month	Class A-3 Net WAC Cap (%)	Month	Class A-3 Net WAC Cap (%)
1	n/a	41	7.884
2	5.801	42	9.647
3	5.802	43	9.336
4	6.203	44	9.648
5	5.803	45	9.337
6	5.998	46	9.337
7	5.805	47	9.648
8	5.999	48	10.644
9	5.805	49	10.999
10	5.805	50	10.644
11	5.999	51	10.644
12	5.805	52	11.379
13	5.999	53	10.645
14	5.806	54	12.051
15	5.806	55	11.662
16	6.428	56	12.051
17	5.806	57	11.662
18	6.000	58	11.662
19	5.806	59	12.051
20	6.000	60	12.340
21	5.807	61	12.751
22	5.807	62	12.340
23	6.001	63	12.340
24	6.239	64	13.662
25	6.447	65	12.340
26	6.239	66	12.752
27	6.240	67	12.340
28	6.909	68	12.752
29	6.240	69	12.340
30	6.895	70	12.340
31	6.673	71	12.752
32	6.896	72	12.340
33	6.674	73	12.752
34	6.675	74	12.340
35	6.898	75	12.340
36	8.127	76	13.662
37	8.149	77	12.340
38	7.884	78	12.752
39	7.884	79	12.340
40	8.729	80	12.752

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Class A-3 Net WAC Cap (LIBOR Forward Curve)

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

Month	6 Month LIBOR Forward Curve (%)	Class A-3 Net WAC Cap (%)	Month	6 Month LIBOR Forward Curve (%)	Class A-3 Net WAC Cap (%)
1	1.230	n/a	41	4.884	7.496
2	1.256	5.801	42	4.934	8.900
3	1.315	5.802	43	4.982	8.613
4	1.392	6.203	44	5.030	8.900
5	1.469	5.803	45	5.067	8.613
6	1.571	5.998	46	5.095	8.613
7	1.690	5.805	47	5.127	8.900
8	1.809	5.999	48	5.153	9.241
9	1.945	5.805	49	5.171	9.548
10	2.086	5.805	50	5.194	9.240
11	2.228	5.999	51	5.221	9.240
12	2.373	5.805	52	5.248	9.878
13	2.514	5.999	53	5.275	9.240
14	2.655	5.806	54	5.302	9.697
15	2.786	5.806	55	5.329	9.384
16	2.912	6.428	56	5.357	9.696
17	3.039	5.806	57	5.387	9.384
18	3.145	6.000	58	5.419	9.384
19	3.257	5.806	59	5.452	9.696
20	3.368	6.000	60	5.486	9.554
21	3.461	5.807	61	5.521	9.873
22	3.556	5.807	62	5.556	9.554
23	3.650	6.001	63	5.589	9.554
24	3.742	6.239	64	5.620	10.578
25	3.827	6.447	65	5.650	9.554
26	3.911	6.239	66	5.678	10.071
27	3.991	6.240	67	5.705	9.746
28	4.065	6.909	68	5.730	10.071
29	4.139	6.240	69	5.753	9.746
30	4.208	6.821	70	5.775	9.746
31	4.275	6.602	71	5.795	10.071
32	4.342	6.822	72	5.814	9.887
33	4.409	6.603	73	5.831	10.216
34	4.475	6.603	74	5.846	9.887
35	4.541	6.824	75	5.860	9.887
36	4.606	7.739	76	5.872	10.946
37	4.665	7.748	77	5.882	9.887
38	4.724	7.495	78	5.891	10.303
39	4.780	7.495	79	5.898	9.971
40	4.832	8.299	80	5.905	10.303

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms

Issuer:	Accredited Mortgage Loan Trust 2003-3

Sponsor and Master Servicer:	Accredited Home Lenders, Inc.

Indenture Trustee:	Deutsche Bank National Trust Company

Owner Trustee:	U.S. Bank Trust National Association

Notes:

$195,208,000 Class A-1 Fixed Rate Notes (the “Fixed Rate Notes”)
$210,312,000 Class A-2 Floating Rate Notes

$109,478,000 Class A-3 Floating Rate Notes

(The Class A-2 Notes and the Class A-3 Notes, together “the Floating Rate Notes”)

The balance of each class of Notes is subject to a variance of +/- 5%.

The Class A-1 Fixed Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group I. The Class A-2 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group II. The Class A-3 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group III.

Note Ratings:	The Notes are expected to receive the following ratings from Moody’s Investors Service, Inc. and Standard & Poor’s:

Class	Moody’s	S&P
A-1	Aaa	AAA
A-2	Aaa	AAA
A-3	Aaa	AAA

Note Insurer:	Ambac Assurance Corporation

Backup Master Servicer:	Countrywide Home Loans, Inc.

Lead Manager:	Lehman Brothers

Co-Manager:	Goldman Sachs

Expected Pricing Date:	Week of November 10, 2003.

Closing Date:	On or about November 25, 2003.

Statistical Calculation Date:	Close of business on October 31, 2003 after giving effect to scheduled payments of principal due on or prior to November 1, 2003.

Cut-off Date:	The cut-off date for the Initial Mortgage Loans will be the Statistical Calculation Date. The cut-off date for any of the Subsequent Mortgage Loans will be the later of the Statistical Calculation Date or the origination date for such Mortgage Loan.

Payment Dates:	25th day of each month, or if such day is not a Business Day the next succeeding Business Day (first Payment Date: December 26, 2003).

Final Scheduled Payment Date:	Class A-1:	The Payment Date in December 2033
	Class A-2:	The Payment Date in December 2033
	Class A-3:	The Payment Date in December 2033

Delay Days:	Fixed Rate Notes: 24 days Floating Rate Notes: 0 days

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Accrual Period:	Fixed Rate Notes: the calendar month preceding the related Payment Date Floating Rate Notes: from and including the prior Payment Date (or in the case of the first Payment Date, from the Closing Date) to but excluding the current Payment Date.

Day Count:	Fixed Rate Notes: 30/360 Floating Rate Notes: Actual/360

Servicing Fee:	One-twelfth of the product of 0.485% per annum and the scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period (under certain circumstances relating to the delinquency performance of the Mortgage Loans and to the extent that servicing has been transferred, such fee may be as much as one-twelfth of 0.685% per annum for the related Due Period).

Backup Master Servicing Fee:	To the extent that servicing has not been transferred, one-twelfth of the product of 0.015% per annum and the scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period.

Clearing:	DTC, Clearstream and Euroclear.

Denomination:	Minimum $25,000; increments of $1,000.

SMMEA Eligibility:	The Notes are expected to be SMMEA eligible.

ERISA Eligibility:	The Notes are expected to be ERISA eligible.

Tax Status:	Debt for Federal income tax purposes.

Mortgage Loans:

The Mortgage Loans consist of the Initial Mortgage Loans and the Subsequent Mortgage Loans. The Mortgage Loans consist of three groups:

Group I consists of fixed rate mortgage loans secured by first lien, level pay, interest-only and balloon mortgages (the “Group I Mortgage Loans”).

Group II consists of adjustable rate mortgage loans secured by first lien, level pay and interest-only mortgages that conform to FHLMC investment requirements (the “Group II Mortgage Loans”).

Group III consists of adjustable rate mortgage loans secured by first lien, level pay and interest-only mortgages (the “Group III Mortgage Loans”).

The Initial Mortgage Loans consist of approximately $188,265,125 in Group I Mortgage Loans, approximately $210,312,311 in Group II Mortgage Loans, and approximately $98,103,260 in Group III Mortgage Loans, each as of the Statistical Calculation Date.

The Subsequent Mortgage Loans will consist of approximately $6,943,870 in additional Group I Mortgage Loans and approximately $11,375,434 in additional Group III Mortgage Loans, each as of their respective Cut-Off Dates. On the closing date, both the Initial Mortgage Loans and the Subsequent Mortgage Loans will be conveyed to the Trust.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Credit Enhancement:

100% Ambac note insurance policy.

Excess Interest: excess interest will be used to create, increase and maintain a required level of overcollateralization for each Class of Notes.

Overcollateralization: the required amount of overcollateralization for Group I, Group II and Group III Mortgage Loans is based on certain minimum and maximum levels of overcollateralization and on the performance of the Mortgage Loans, for each respective loan group.

Group I:		Groups II & III:
Initial:	0.00%	Initial:	0.00%
Target:	2.90%	Target:	2.45%
Stepdown:	5.80%	Stepdown:	4.90%
Floor:	0.50%	Floor:	0.50%

To the extent the Class A-1 Notes are no longer outstanding, but the Class A-2 or A-3 Notes remain outstanding, the target overcollateralization for Groups II & III will increase from 2.45% to 2.85% before the Stepdown Date or from 4.90% to 5.70% thereafter.

Cross-collateralization: On each Payment Date, excess interest from one loan group will be available to fund payment priorities (ii), (iii) and (iv) under “Payment Priority” below with respect to the other loan groups.

Reserve Account: On each Payment Date, excess interest from a loan group remaining after payments of (i) certain administrative fees, (ii) principal and interest due to the noteholders, (iii) the overcollateralization increase amount for each group, and (iv) any cross-collateralization amounts, is paid into the reserve account until the funds on deposit in the reserve account equal the Specified Reserve Amount.

Clean-up Call Date:

The Sponsor may, at its option, terminate the sub-trust with respect to the Group I Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-1 Notes is equal to or less than 10% of the original principal balance of the Class A-1 Notes, provided that overcollateralization with respect to Group II and Group III is currently funded at its target or such groups are no longer outstanding.

Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group II Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-2 Notes is equal to or less than 10% of the original principal balance of the Class A-2 Notes, provided that overcollateralization with respect to Group I and Group III is currently funded at its target or such groups are no longer outstanding.

Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group III Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-3 Notes is equal to or less than 10% of the original principal balance of the Class A-3 Notes, provided that overcollateralization with respect to Group I and Group II is currently funded at its target or such groups are no longer outstanding.

In addition, to the extent that the Sponsor has not previously exercised its call option with respect to each group of Mortgage Loans, the Sponsor has the option to terminate the entire trust on any Payment Date when the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the original aggregate principal balance of the Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Clean-up Call Date (continued):

Step-Up Margin:

If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-1 Notes, the Class A-1 Note Rate will increase by 0.75% on the next Payment Date.

If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-2 Notes, the margin with respect to the Class A-2 Notes will increase to twice the initial margin on the next Payment Date.

If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-3 Notes, the margin with respect to the Class A-3 Notes will increase to twice the initial margin on the next Payment Date.

If the Sponsor does not elect to exercise the Clean-up Call with respect to the entire trust, the Class A-1 Note Rate will increase by 0.75% on the next Payment Date, the margin with respect to the Class A-2 Notes will increase to twice the initial margin on the next Payment Date and the margin with respect to the Class A-3 Notes will increase to twice the initial margin on the next Payment Date, in each case only to the extent that the related coupon or margin have not already stepped up.

Auction Sale:

If the Sponsor does not elect to exercise the Clean-up Call with respect to a particular class of Notes within three months after the Clean-up Call Date, then, on the following Payment Date the Indenture Trustee will begin an auction process to sell the remaining mortgage loans in the related sub-trust. Generally, the amounts received from the Auction Sale must be sufficient to allow the Indenture Trustee to redeem the Notes for an amount equal to the aggregate outstanding principal balance of the related Class of Notes, plus all accrued and unpaid interest thereon including shortfalls of interest carryforward amounts (including, with respect to the Class A-2 Notes, any Class A-2 Net WAC Cap Carryforward Amount and, with respect to the Class A-3 Notes, any Class A-3 Net WAC Cap Carryforward Amount), and to pay the indenture trustee’s fees and expenses, unreimbursed advances due and owing to the Master Servicer and amounts due and owing to the Note Insurer.

However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of the related class of Notes and consent of the Note Insurer), the Mortgage Loans remaining in the related sub-trust after the Clean-up Call Date may be sold for less than the full amount stated above. Additionally, to the extent that the Auction Sale does not produce sufficient proceeds and the noteholders do not consent to sell the mortgage loans for less than the full amount stated above, the Note Insurer may exercise the Clean-up Call with respect to a particular Class or Classes of Notes for the full amount stated above.

Full Turbo:	In addition, so long as the auction process continues with respect to a group, all payments from such group that would normally be distributed to the ownership interest in the trust will be used to pay down the Notes relating to such group and all payments from the other group or groups that are not participating in the Auction Process that would normally be distributed to the ownership interest in the trust will be deposited in the reserve account.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Advancing:	The Master Servicer will be required to advance amounts representing delinquent payments of scheduled principal and interest, as well as expenses to preserve and to protect the value of collateral, in each case to the extent considered recoverable. The Backup Master Servicer will be obligated to make these advances in the event that the Master Servicer does not do so. Reimbursement of these advances is senior to payments to noteholders.

Principal Payments:	The amount of principal payable with respect to each Class of Notes on each Payment Date will consist of the following amounts received in connection with the related group of Mortgage Loans:

	•	scheduled principal payments due from the second day of the prior month to and including the first day of the current month (the “Due Period”);

	•	prepayments in full received from the sixteenth day of the prior month to and including the fifteenth day of the current month (the “Prepayment Period”);

	•	partial prepayments and other unscheduled payments of principal received during the prior calendar month;

plus any accelerated principal payments, funded from available excess interest, which prior to the Clean-up Call Date will be paid to the extent needed to reach and maintain the required level of overcollateralization with respect to the related Class of Notes, and three Payment Dates following the first possible exercise of the Clean-up Call all of which will be used to accelerate repayment of the related class of Notes.

As of the Closing Date, in respect of principal payments, the trust estate for each respective group will consist of all scheduled collections due after November 1, 2003 and all unscheduled collections received on or after November 1, 2003 with respect to the Mortgage Loans in such group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Payment Priority:	On each Payment Date, the Indenture Trustee will make payments from amounts received in respect of each group of Mortgage Loans, net of the
Servicing Fee and advances reimbursable to the Master Servicer or Backup
Master Servicer, to the holders of the related class of Notes and reimbursement to the Note Insurer under the insurance agreement, to the extent of funds, including any Insured Payments, on deposit in the related payment account, as follows:

(i)	the Indenture Trustee fee and certain expenses and reimbursement of the Indenture Trustee; the Owner Trustee fee; the Note Insurer premium; the Backup Master Servicer fee, in each case, with respect to the related Class of Notes;

(ii)	the Interest Payment Amount for the related Class of Notes;

(iii)	the Base Principal Payment Amount for the related Class of Notes;

(iv)	the Overcollateralization Deficit, if any, for the related Class of Notes;

(v)	pari passu, to the holders of the other classes of Notes, any shortfall in the amounts specified in (ii), (iii) and (iv) above after application of amounts received in respect of the group of Mortgage Loans related to such other Classes of Notes, allocated to each such other class on the basis of the amount of each such shortfall;

(vi)	to the Note Insurer, the reimbursement amount for the related Class of Notes as of such Payment Date;

(vii)	to the Note Insurer, the reimbursement amount for the other Classes of Notes as of such Payment Date, to the extent not already reimbursed;

(viii)	the overcollateralization increase amount for the related Class of Notes;

(ix)	to the Reserve Account, the amount necessary for the balance of such account to equal the applicable Specified Reserve Amount;

(x)	to the holders of the related Class of Floating Rate Notes, the related Net WAC Cap Carry-Forward Amount;

(xi)	to the Master Servicer, any amount due to it with respect to the related group;

(xii)	to the Indenture Trustee, any amounts of expenses or reimbursement, to the extent not previously paid; and

(xiii)	to the holders of the trust certificates, any remaining available funds.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Class A-1 Note Interest:

The Class A-1 Note Rate will be equal to the rate established at pricing, provided that, on any Payment Date after the related Clean-up Call Date, the Class A-1 Note Rate will increase by 0.75%.

The Class A-1 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-1 Notes, reduced by any interest shortfalls on the Group I Mortgage Loans relating to the Soldiers’ and Sailors’ Civil Relief Act of 1940, and further reduced by any prepayment interest shortfalls not covered by the related Servicing Fee, plus the Class A-1 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-1 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

The Class A-1 Carry-Forward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-1 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Notes on such immediately preceding Payment Date and (b) thirty days’ interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-1 Note Rate.

Class A-2 Note Interest:

The Class A-2 Note Rate will be equal to the lesser of (a) the Class A-2 Formula Rate and (b) the Class A-2 Net WAC Cap Rate.

The Class A-2 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

The Class A-2 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-2 Notes, reduced by any interest shortfalls on the Group II Mortgage Loans relating to the Soldiers’ and Sailors’ Civil Relief Act of 1940, and further reduced by any prepayment interest shortfalls not covered by the related Servicing Fee, plus the Class A-2 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-2 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

The Class A-2 Carry-Forward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-2 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Notes on such immediately preceding Payment Date and (b) thirty days’ interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-2 Formula Rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Class A-3 Note Interest:

The Class A-3 Note Rate will be equal to the lesser of (a) the Class A-3 Formula Rate and (b) the Class A-3 Net WAC Cap Rate.

The Class A-3 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

The Class A-3 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-3 Notes, reduced by any interest shortfalls on the Group III Mortgage Loans relating to the Soldiers’ and Sailors’ Civil Relief Act of 1940, and further reduced by any prepayment interest shortfalls not covered by the related Servicing Fee, plus the Class A-3 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-3 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

The Class A-3 Carry-Forward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-3 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-3 Notes on such immediately preceding Payment Date and (b) thirty days’ interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-3 Formula Rate.

Class A-2 Net WAC Cap:

Class A-2 Net WAC Cap Rate is per annum rate equal to the product of (i) the weighted average mortgage interest rate with respect to the Group II Mortgage Loans, less the Note Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.25% with respect to any Payment Date up through and including the Payment Date in November 2006 and 0.50% thereafter, and (ii) 30 divided by the number of days in the related Accrual Period.

Class A-2 Net WAC Cap Carry-Forward Amount: With respect to the Class A-2 Notes and any Payment Date, the sum of

	(i)	the excess, if any, of (x) the Class A-2 current interest calculated at the Class A-2 Formula Rate over (y) the Class A-2 current interest calculated at the Class A-2 Net WAC Cap Rate, in each case as of such Payment Date, and

	(ii)	the amount calculated under clause (i) above remaining unpaid from any previous Payment Date, with interest thereon at the Class A-2 Formula Rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Class A-3 Net WAC Cap:

Class A-3 Net WAC Cap Rate is per annum rate equal to the product of (i) the weighted average mortgage interest rate with respect to the Group III Mortgage Loans, less the Note Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.25% with respect to any Payment Date up through and including the Payment Date in November 2006 and 0.50% thereafter, and (ii) 30 divided by the number of days in the related Accrual Period.

Class A-3 Net WAC Cap Carry-Forward Amount: With respect to the Class A-3 Notes and any Payment Date, the sum of

	(i)	the excess, if any, of (x) the Class A-3 current interest calculated at the Class A-3 Formula Rate over (y) the Class A-3 current interest calculated at the Class A-3 Net WAC Cap Rate, in each case as of such Payment Date, and

	(ii)	the amount calculated under clause (i) above remaining unpaid from any previous Payment Date, with interest thereon at the Class A-3 Formula Rate.

Group III Interest Rate Cap:

An Interest Rate Cap Agreement will be purchased by the Trust to diminish basis risk associated with the hybrid adjustable-rate mortgage loans in Group III. On each Payment Date, the cap provider will make payments to a yield maintenance account established by the Indenture Trustee for the benefit of the Class A-3 Noteholders. The yield maintenance account will receive a payment of interest equal to the product of (x) the excess, if any, of (i) one month LIBOR, up to a maximum for that month over (ii) the strike rate for that month and (y) the lesser of the cap notional amount for that month and the Class A-3 Note balance immediately prior to such Payment Date. Amounts on deposit in the yield maintenance account will be available solely to pay the Class A-3 Net WAC Cap Carry-Forward Amount. Payments on the cap agreement in excess of the amount allocable to the yield maintenance account will be paid to the holders of the trust certificates.

The notional balance of the Interest Rate Cap Agreement will amortize according to its schedule, which will be set based on the balance of the Class A-3 Notes outstanding at a prepayment assumption. The table on the following page is an approximation of the notional balance schedule and expected strike rates for the cap the Trust intends to purchase.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

The following table is an approximation of the notional balance schedule, strike rate, and maximum rate schedule for the Group III Interest Rate Cap.

Month	Approximate Notional Balance	Approximate Strike Rate	Approximate Maximum
1	0	0.000	0.000
2	108,250,884	5.801	7.000
3	106,836,048	5.802	7.000
4	105,230,605	6.203	7.000
5	103,428,442	5.803	7.000
6	101,450,949	5.998	7.000
7	99,289,846	5.805	7.000
8	97,208,024	5.999	7.000
9	95,105,111	5.805	7.000
10	92,835,764	5.805	7.000
11	90,408,172	5.999	7.000
12	87,831,498	5.805	7.000
13	85,315,508	5.999	8.000
14	82,868,988	5.806	8.000
15	80,490,029	5.806	8.000
16	78,176,777	6.428	8.000
17	75,927,424	5.806	8.000
18	73,740,215	6.000	8.000
19	71,613,442	5.806	8.000
20	69,545,444	6.000	8.000
21	67,534,605	5.807	8.000
22	65,579,353	5.807	8.000
23	63,678,160	6.001	8.000
24	61,829,539	6.239	8.000
25	60,032,045	6.447	8.000
26	58,284,271	6.239	8.000
27	56,584,849	6.240	8.000
28	54,932,449	6.909	8.000
29	53,325,777	6.240	8.000
30	51,763,574	6.821	8.000
31	50,244,618	6.602	8.500
32	48,767,716	6.822	8.500
33	47,331,713	6.603	8.500
34	45,935,481	6.603	8.500
35	44,577,925	6.824	8.500
36	43,257,980	7.739	8.500
37	41,974,611	7.748	8.500
38	41,281,995	7.495	8.500
39	40,128,229	7.495	8.500
40	39,006,450	8.299	8.500
41	37,915,776	7.496	8.500
42+	0	0.000	0.000

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Base Principal Payment Amount:	Base Principal Payment Amount for any group of Mortgage Loans and any Payment Date will be the lesser of:

	(a)	the excess of (x) the sum, as of such Payment Date, of (A) the available amount for such group and (B) any Insured Payment with respect to the related class of Notes over (y) the interest payment amount for such group; and

	(b)	the sum, without duplication, of:

		(i)	all scheduled principal payments due and collected (or advanced) for the prior due period, plus all prepayments in full received during the prior prepayment period, plus all partial prepayments and other unscheduled recoveries of principal (other than prepayments in full) plus the principal portion of all insurance proceeds received during the prior calendar month, less related servicing and delinquency advances, in each case, for the related group of Mortgage Loans;

		(ii)	the principal balance of each Mortgage Loan that was repurchased by the Sponsor on the related servicer remittance date from such group to the extent such principal balance is actually received by the Indenture Trustee and less any related reimbursements of delinquency advances or of servicing advances to the Master Servicer;

		(iii)	any substitution adjustments delivered by the Sponsor on the related servicer remittance date in connection with a substitution of a Mortgage Loan in such group, to the extent such substitution adjustments are actually received by the Indenture Trustee;

		(iv)	the net liquidation proceeds actually collected by the Master Servicer on all Mortgage Loans in such group during the preceding calendar month — to the extent such net liquidation proceeds relate to principal;

		(v)	the proceeds received by the Indenture Trustee upon the exercise by the Sponsor of its option to call the related class of Notes — to the extent such proceeds relate to principal;

		(vi)	the proceeds received by the Indenture Trustee upon the exercise by the Sponsor of its option to terminate the Trust — to the extent such proceeds relate to principal — allocable to such group;

		(vii)	any amount that the Note Insurer has elected to pay as principal — including liquidated loan losses — prior to any remaining overcollateralization deficit; minus

		(viii)	the amount of any overcollateralization reduction amount for such group for such Payment Date.

In no event will the Base Principal Payment Amount for a group with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding principal balance for the related Class of Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Summary of Terms (continued)

Specified Reserve Amount:	With respect to any Payment Date, the difference between (x) the sum of the specified overcollateralization amount for all three mortgage loan groups on such Payment Date and (y) the overcollateralization amount for all three mortgage loan groups on such Payment Date.

Overcollateralization Deficit:	For any Payment Date, the amount, if any, by which the aggregate note principal balance of a Class of Notes, after payment of the Base Principal Payment Amount for such group, but before taking into account any principal payment funded from Excess Interest, the Reserve Fund or any Insured Payment, exceeds the aggregate scheduled principal balances of the Mortgage Loans in the related group as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments due during the related Due Period, prepayments in full received during the related prepayment period and partial principal prepayments received during the prior calendar month.

Insured Amount:	For any Class of Notes and any Payment Date, the sum of,

(i) the related Interest Payment Amount;

(ii) the remaining Overcollateralization Deficit allocable to the related group for that Payment Date; and

(iii) without duplication of the amount specified in (i) and (ii), on the Payment Date which is the Final Scheduled Payment Date, the aggregate outstanding principal balance for the related Class of Notes.

Insured Payment:	For any Class of Notes and any Payment Date will equal the amount by which the Insured Amount for the related group and the Payment Date exceeds the sum of (i) the related available amount for that Payment Date plus (ii) any amount transferred on the Payment Date to that payment account from another group’s payment account, or from the Reserve Account.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group I

Collateral statistics for the initial Fixed Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

Total Number of Loans	1,412
Total Outstanding Loan Balance	$188,265,125
Average Loan Principal Balance	$133,332		$49,699 - $500,000
Loans with 5 year IO period (% of Total Balance)	1.93%
Balloon (% of Total Balance)	0.99%
Weighted Average Coupon	7.04%		5.40% - 12.00%
Weighted Average Original Term (months)	340		120 - 360
Weighted Average Remaining Term (months)	339		119 - 360
Weighted Average Original LTV	76.22%		10.87% - 90.00%
Lien Position (first/second)	100.00% / 0.00%
Loans Subject to Prepayment Penalties	88.50%

Property Type
Single Family	82.22%
PUD	9.06%
Condominium	4.35%
2-4 Family	3.70%
Townhouse	0.63%
Modular Home	0.03%

Loan Purpose
Cashout Refinance	78.14%
Purchase	12.96%
Rate/Term Refinance	8.72%
Construction Permanent	0.18%

Occupancy Status
Owner Occupied	95.41%
Non-Owner Occupied	4.59%

Loan Documentation
Full	89.84%
Stated	10.16%

Geographic Distribution
(Other states account individually for less than 5% of the Fixed Rate Mortgage Loan Group principal balance.)	CA 34.57 FL 11.97 TX 5.79	% % %

Weighted Average FICO	645

Days Delinquent
Current	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group I

Collateral statistics for the initial Fixed Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

State	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
CA	377	$65,091,716.07	34.57%
FL	200	22,530,444.58	11.97
TX	115	10,902,635.97	5.79
PA	80	8,990,269.58	4.78
NJ	27	5,298,046.64	2.81
MD	30	5,284,673.58	2.81
IN	50	5,273,717.55	2.80
AZ	43	5,234,272.78	2.78
OH	41	4,759,473.07	2.53
CT	27	4,602,716.44	2.44
VA	32	4,501,244.55	2.39
IL	32	4,254,507.14	2.26
TN	36	3,910,897.40	2.08
OR	29	3,821,584.08	2.03
MI	33	3,768,264.23	2.00
WA	29	3,605,064.60	1.91
NV	21	2,959,387.20	1.57
KY	23	2,942,683.61	1.56
MO	27	2,374,063.26	1.26
CO	14	2,079,182.66	1.10
UT	16	1,858,808.81	0.99
RI	12	1,683,214.16	0.89
NC	16	1,496,975.75	0.80
MA	11	1,481,193.78	0.79
OK	16	1,377,635.14	0.73
NY	8	1,305,125.61	0.69
SC	12	1,067,633.22	0.57
AR	8	809,453.47	0.43
IA	7	658,683.63	0.35
NH	3	576,015.57	0.31
ID	6	492,241.31	0.26
ME	4	477,213.02	0.25
MN	3	463,882.06	0.25
WI	3	406,327.56	0.22
MS	5	400,107.60	0.21
WV	3	369,896.81	0.20
KS	3	310,252.91	0.16
GA	3	249,403.14	0.13
WY	2	161,967.76	0.09

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group I

Collateral statistics for the initial Fixed Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES (CONTINUED)

State	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
NM	2	125,950.52	0.07
LA	1	121,405.21	0.06
DE	1	113,000.00	0.06
NE	1	73,892.54	0.04

Total:	1,412	$188,265,124.56	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group I

Collateral statistics for the initial Fixed Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

CUT-OFF DATE PRINCIPAL BALANCE

Range of Cut-off Date Principal Balance ($)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
40,000.01 - 60,000.00	112	$6,219,013.13	3.30%
60,000.01 - 80,000.00	232	16,423,248.70	8.72
80,000.01 - 100,000.00	218	19,617,261.91	10.42
100,000.01 - 125,000.00	266	30,098,417.07	15.99
125,000.01 - 150,000.00	180	24,798,821.75	13.17
150,000.01 - 200,000.00	204	35,439,357.79	18.82
200,000.01 - 250,000.00	84	18,658,624.96	9.91
250,000.01 - 300,000.00	58	15,768,270.15	8.38
300,000.01 - 350,000.00	24	7,580,142.70	4.03
350,000.01 - 400,000.00	19	7,024,609.53	3.73
400,000.01 - 450,000.00	11	4,653,340.11	2.47
450,000.01 - 500,000.00	4	1,984,016.75	1.05

Total:	1,412	$188,265,124.56	100.00%

GROUP I

ORIGINAL LOAN- TO- VALUE RATIOS

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
10.01 - 15.00	1	$55,550.00	0.03%
15.01 - 20.00	2	112,810.68	0.06
20.01 - 25.00	3	296,581.59	0.16
25.01 - 30.00	6	474,941.45	0.25
30.01 - 35.00	12	1,150,366.61	0.61
35.01 - 40.00	15	1,400,637.63	0.74
40.01 - 45.00	13	1,562,074.63	0.83
45.01 - 50.00	34	3,934,745.94	2.09
50.01 - 55.00	44	5,646,931.59	3.00
55.01 - 60.00	48	6,569,435.84	3.49
60.01 - 65.00	81	10,599,544.85	5.63
65.01 - 70.00	110	13,849,449.40	7.36
70.01 - 75.00	142	18,899,138.13	10.04
75.01 - 80.00	449	62,711,027.66	33.31
80.01 - 85.00	167	22,287,315.74	11.84
85.01 - 90.00	285	38,714,572.82	20.56

Total:	1,412	$188,265,124.56	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group I

Collateral statistics for the initial Fixed Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

GROSS INTEREST RATES

Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
5.251 - 5.500	11	$2,003,850.00	1.06%
5.501 - 5.750	12	1,873,394.54	1.00
5.751 - 6.000	72	12,453,075.21	6.61
6.001 - 6.250	76	11,856,783.28	6.30
6.251 - 6.500	142	21,664,028.62	11.51
6.501 - 6.750	139	19,863,179.87	10.55
6.751 - 7.000	303	41,044,119.11	21.80
7.001 - 7.250	121	16,110,866.35	8.56
7.251 - 7.500	175	21,613,976.61	11.48
7.501 - 7.750	110	13,053,147.78	6.93
7.751 - 8.000	138	15,052,419.50	8.00
8.001 - 8.250	25	2,737,109.83	1.45
8.251 - 8.500	39	3,816,608.81	2.03
8.501 - 8.750	18	1,973,711.60	1.05
8.751 - 9.000	18	1,928,816.79	1.02
9.001 - 9.250	4	317,591.20	0.17
9.251 - 9.500	5	525,054.23	0.28
9.501 - 9.750	1	71,964.99	0.04
9.751 - 10.000	1	110,449.79	0.06
10.251 - 10.500	1	52,600.00	0.03
11.751 - 12.000	1	142,376.43	0.08

Total:	1,412	$188,265,124.56	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group I

Collateral statistics for the initial Fixed Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

ORIGINAL TERMS TO MATURITY

Original Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
120	11	$1,001,274.79	0.53%
180	144	14,523,952.78	7.71
240	65	6,965,481.23	3.7
300	9	980,442.70	0.52
360	1,183	164,793,973.06	87.53

Total:	1,412	$188,265,124.56	100.00%

GROUP I

REMAINING TERMS TO MATURITY

Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
109 - 120	11	$1,001,274.79	0.53%
169 - 180	144	14,523,952.78	7.71
229 - 240	65	6,965,481.23	3.7
289 - 300	9	980,442.70	0.52
349 - 360	1,183	164,793,973.06	87.53

Total:	1,412	$188,265,124.56	100.00%

GROUP I

SEASONING OF THE MORTAGE LOANS

Loan Age (months)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
0	561	$74,654,494.00	39.65%
1 - 7	851	113,610,630.56	60.35

Total:	1,412	$188,265,124.56	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group I

Collateral statistics for the initial Fixed Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

AMORTIZATION TYPE

Amortization Method	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Fully Amortizing	1,385	$182,755,057.02	97.07%
Balloon	13	1,867,652.54	0.99
5-year IO Period	14	3,642,415.00	1.93

Total:	1,412	$188,265,124.56	100.00%

GROUP I

OCCUPANCY STATUS

Occupancy Status	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Owner Occupied	1,329	$179,632,404.17	95.41%
Non-Owner Occupied	83	8,632,720.39	4.59

Total:	1,412	$188,265,124.56	100.00%

GROUP I

PROPERTY TYPE

Property Type	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Single Family	1,173	$154,793,636.76	82.22%
PUD	113	17,063,414.32	9.06
Condo	72	8,189,832.78	4.35
2-4 Family	39	6,967,150.90	3.7
Townhouse	14	1,189,240.76	0.63
Modular Home	1	61,849.03	0.03

Total:	1,412	$188,265,124.56	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group I

Collateral statistics for the initial Fixed Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

PREPAYMENT PENALTY TERM

Prepayment Penalty (years)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
0	187	$21,643,567.61	11.50%
0.5	3	310,252.91	0.16
1	23	3,268,133.85	1.74
1.5	1	99,389.75	0.05
2	10	1,190,486.89	0.63
2.5	1	60,450.30	0.03
3	421	62,981,736.11	33.45
3.5	2	279,533.33	0.15
4	9	917,256.17	0.49
4.5	1	126,000.00	0.07
5	754	97,388,317.64	51.73

Total:	1,412	$188,265,124.56	100.00%

GROUP I

LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Cash Out Refinance	1,115	$147,117,576.82	78.14%
Purchase	163	24,403,978.55	12.96
Rate/Term Refinance	132	16,411,713.83	8.72
Construction Permanent	2	331,855.36	0.18

Total:	1,412	$188,265,124.56	100.00%

GROUP I

LOAN DOCUMENTATION

Loan Documentation	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Full	1,273	$169,143,418.94	89.84%
Stated	139	19,121,705.62	10.16

Total:	1,412	$188,265,124.56	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group I

Collateral statistics for the initial Fixed Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP I

FICO SCORE

FICO Score	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
476 - 500	1	$93,415.93	0.05%
501 - 525	2	175,818.58	0.09
526 - 550	51	6,308,000.90	3.35
551 - 575	99	11,656,465.28	6.19
576 - 600	162	20,693,331.33	10.99
601 - 625	255	34,198,954.16	18.17
626 - 650	278	36,658,696.96	19.47
651 - 675	228	30,926,590.18	16.43
676 - 700	131	17,618,212.90	9.36
701 - 725	81	11,096,909.34	5.89
726 - 750	57	8,695,513.73	4.62
751 - 775	33	4,535,306.63	2.41
776 - 800	30	5,066,043.81	2.69
801 - 825	4	541,864.84	0.29

Total:	1,412	$188,265,124.56	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

Total Number of Loans	1,343
Total Outstanding Loan Balance	$210,312,311
Average Loan Principal Balance	$156,599	$49,966 - $419,075
Loans with 5 year IO period (% of Total Balance)	8.11%
Weighted Average Coupon	6.97%	5.13% - 9.99%
Weighted Average Margin	5.65%	3.63% - 8.88%
Weighted Average Original Term (months)	360
Weighted Average Remaining Term (months)	359	356 - 360
Weighted Average Maximum Rate	13.97%	12.13% - 16.99%
Weighted Average Periodic Cap	1.50%
Weighted Average Initial Periodic Cap	1.50%
Weighted Average Floor	6.97%	5.13% - 9.99%
Weighted Average Original LTV	79.23%	15.96% - 92.01%
Lien Position (first/second)	100.00% / 0.00%
Loans Subject to Prepayment Penalties	88.30%
Property Type
Single Family	75.06%
PUD	12.11%
Condominium	9.55%
2-4 Family	2.52%
Townhouse	0.66%
Modular Home	0.10%
Loan Purpose
Cashout Refinance	51.56%
Purchase	42.58%
Rate/Term Refinance	5.86%
Occupancy Status
Owner Occupied	96.50%
Non-Owner Occupied	3.50%
Loan Documentation
Full	81.91%
Stated	18.09%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

Product Type
2/28 – ARM	26.98%
3/27 – ARM	73.02%

Geographic Distribution
(Other states account individually for less than 5% of the Adjustable Rate Loan Group principal balance.)	CA 42.81% FL 7.51%

Weighted Average FICO	635

Days Delinquent
Current	99.87%
30 – 59	0.13%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

State	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
CA	447	$90,044,856.36	42.81%
FL	127	15,794,949.12	7.51
IL	58	8,819,415.38	4.19
MD	52	8,534,828.12	4.06
TX	55	6,941,199.66	3.30
AZ	50	6,022,583.31	2.86
NJ	32	5,637,159.65	2.68
WA	28	4,660,415.92	2.22
OR	34	4,592,431.17	2.18
CT	28	4,298,232.90	2.04
PA	35	4,202,620.81	2.00
CO	26	4,066,136.09	1.93
VA	26	3,873,858.71	1.84
IN	38	3,819,003.89	1.82
MO	31	3,568,453.44	1.70
MI	25	3,319,390.84	1.58
UT	25	3,284,116.72	1.56
NV	23	3,283,882.34	1.56
MA	18	3,277,674.46	1.56
NC	29	3,187,349.33	1.52
OH	24	2,676,489.22	1.27
WI	17	2,358,026.74	1.12
KY	22	2,316,005.73	1.10
MN	13	2,230,246.69	1.06
TN	17	1,856,078.79	0.88
ID	11	1,359,711.11	0.65
RI	6	881,011.46	0.42
KS	7	837,544.06	0.40
SC	6	825,190.55	0.39
NH	5	770,508.36	0.37
LA	4	584,440.53	0.28
GA	5	557,360.17	0.27
OK	5	370,350.00	0.18
IA	4	350,650.63	0.17
ME	2	258,615.21	0.12
MS	2	238,319.19	0.11
DE	1	187,000.00	0.09
NM	1	152,000.00	0.07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES (CONTINUED)

State	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
NE	2	143,204.68	0.07
NY	1	81,000.00	0.04
AR	1	50,000.00	0.02

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

CUT-OFF DATE PRINCIPAL BALANCE

Range of Cut-off Date Principal Balance ($)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
40,000.01 - 60,000.00	26	$1,453,518.20	0.69%
60,000.01 - 80,000.00	116	8,161,866.67	3.88
80,000.01 - 100,000.00	145	13,137,075.07	6.25
100,000.01 - 125,000.00	249	28,115,985.35	13.37
125,000.01 - 150,000.00	193	26,430,013.04	12.57
150,000.01 - 200,000.00	284	49,588,677.97	23.58
200,000.01 - 250,000.00	161	35,767,725.10	17.01
250,000.01 - 300,000.00	130	35,461,962.66	16.86
300,000.01 - 350,000.00	38	11,776,412.19	5.60
400,000.01 - 450,000.00	1	419,075.07	0.20

Total:	1,343	$210,312,311.32	100.00%

GROUP II

ORIGINAL LOAN-TO-VALUE RATIOS

Range of Loan-to-Value Ratios (%)	Number of Mortgage Loans	Cut-off` Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
15.01 - 20.00	1	$150,000.00	0.07%
20.01 - 25.00	2	146,000.00	0.07
30.01 - 35.00	3	389,751.09	0.19
35.01 - 40.00	6	995,033.25	0.47
40.01 - 45.00	3	240,479.92	0.11
45.01 - 50.00	5	653,166.24	0.31
50.01 - 55.00	10	1,710,678.02	0.81
55.01 - 60.00	22	3,240,129.69	1.54
60.01 - 65.00	40	6,597,611.25	3.14
65.01 - 70.00	63	9,663,174.52	4.59
70.01 - 75.00	102	15,159,406.81	7.21
75.01 - 80.00	726	119,266,466.65	56.71
80.01 - 85.00	105	16,666,430.71	7.92
85.01 - 90.00	254	35,379,088.22	16.82
90.01 - 95.00	1	54,894.96	0.03

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

GROSS INTEREST RATES

Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
5.001 - 5.250	4	$778,000.00	0.37%
5.251 - 5.500	16	3,014,654.31	1.43
5.501 - 5.750	24	4,659,457.92	2.22
5.751 - 6.000	86	17,229,219.41	8.19
6.001 - 6.250	90	15,391,992.52	7.32
6.251 - 6.500	149	24,824,170.60	11.8
6.501 - 6.750	142	23,373,156.09	11.11
6.751 - 7.000	289	44,871,308.55	21.34
7.001 - 7.250	92	13,730,585.03	6.53
7.251 - 7.500	125	17,921,945.12	8.52
7.501 - 7.750	89	13,565,567.08	6.45
7.751 - 8.000	125	17,835,510.56	8.48
8.001 - 8.250	31	3,845,096.77	1.83
8.251 - 8.500	37	4,396,227.05	2.09
8.501 - 8.750	11	1,300,963.38	0.62
8.751 - 9.000	28	2,990,920.92	1.42
9.001 - 9.250	1	128,000.00	0.06
9.251 - 9.500	3	341,186.75	0.16
9.751 - 10.000	1	114,349.28	0.05

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

RANGE OF GROSS MARGINS

Range of Gross Margins (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
3.501 - 3.750	4	$778,000.00	0.37%
3.751 - 4.000	12	2,353,828.97	1.12
4.001 - 4.250	20	3,902,048.17	1.86
4.251 - 4.500	59	12,532,106.82	5.96
4.501 - 4.750	61	11,191,982.16	5.32
4.751 - 5.000	131	22,122,391.20	10.52
5.001 - 5.250	117	18,647,393.89	8.87
5.251 - 5.500	227	36,892,487.96	17.54
5.501 - 5.750	91	14,694,619.87	6.99
5.751 - 6.000	209	30,805,801.05	14.65
6.001 - 6.250	99	14,262,811.93	6.78
6.251 - 6.500	125	17,593,240.42	8.37
6.501 - 6.750	48	6,875,509.34	3.27
6.751 - 7.000	75	10,316,529.32	4.91
7.001 - 7.250	14	1,751,932.45	0.83
7.251 - 7.500	30	3,324,430.22	1.58
7.501 - 7.750	7	734,069.69	0.35
7.751 - 8.000	12	1,290,778.57	0.61
8.001 - 8.250	1	128,000.00	0.06
8.751 - 9.000	1	114,349.28	0.05

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

MAXIMUM MORTGAGE INTEREST RATES

Range of Maximum Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
12.001 - 12.250	4	$778,000.00	0.37%
12.251 - 12.500	16	3,014,654.31	1.43
12.501 - 12.750	24	4,659,457.92	2.22
12.751 - 13.000	86	17,229,219.41	8.19
13.001 - 13.250	90	15,391,992.52	7.32
13.251 - 13.500	149	24,824,170.60	11.80
13.501 - 13.750	142	23,373,156.09	11.11
13.751 - 14.000	289	44,871,308.55	21.34
14.001 - 14.250	92	13,730,585.03	6.53
14.251 - 14.500	125	17,921,945.12	8.52
14.501 - 14.750	89	13,565,567.08	6.45
14.751 - 15.000	125	17,835,510.56	8.48
15.001 - 15.250	31	3,845,096.77	1.83
15.251 - 15.500	37	4,396,227.05	2.09
15.501 - 15.750	11	1,300,963.38	0.62
15.751 - 16.000	28	2,990,920.92	1.42
16.001 - 16.250	1	128,000.00	0.06
16.251 - 16.500	3	341,186.75	0.16
16.751 - 17.000	1	114,349.28	0.05

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

MINIMUM MORTGAGE INTEREST RATES

Range of Minimum Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
5.001 - 5.250	4	$778,000.00	0.37%
5.251 - 5.500	16	3,014,654.31	1.43
5.501 - 5.750	24	4,659,457.92	2.22
5.751 - 6.000	86	17,229,219.41	8.19
6.001 - 6.250	90	15,391,992.52	7.32
6.251 - 6.500	149	24,824,170.60	11.80
6.501 - 6.750	142	23,373,156.09	11.11
6.751 - 7.000	289	44,871,308.55	21.34
7.001 - 7.250	92	13,730,585.03	6.53
7.251 - 7.500	125	17,921,945.12	8.52
7.501 - 7.750	89	13,565,567.08	6.45
7.751 - 8.000	125	17,835,510.56	8.48
8.001 - 8.250	31	3,845,096.77	1.83
8.251 - 8.500	37	4,396,227.05	2.09
8.501 - 8.750	11	1,300,963.38	0.62
8.751 - 9.000	28	2,990,920.92	1.42
9.001 - 9.250	1	128,000.00	0.06
9.251 - 9.500	3	341,186.75	0.16
9.751 - 10.000	1	114,349.28	0.05

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

MONTH AND YEAR OF NEXT RATE CHANGE DATE

Month of Next Rate Change Date	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
August 2005	3	$367,220.28	0.17%
September 2005	25	3,626,885.43	1.72
October 2005	151	23,432,751.31	11.14
November 2005	171	29,306,277.60	13.93
February 2006	1	159,855.07	0.08
July 2006	1	243,814.20	0.12
August 2006	3	544,878.41	0.26
September 2006	45	7,111,119.13	3.38
October 2006	454	71,225,237.29	33.87
November 2006	488	74,210,672.60	35.29
December 2006	1	83,600.00	0.04

Total:	1,343	$210,312,311.32	100.00%

GROUP II

ORIGINAL TERMS TO MATURITY

Original Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
360	1,343	$210,312,311.32	100.00%

Total:	1,343	$210,312,311.32	100.00%

GROUP II

REMAINING TERMS TO MATURITY

Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
349 – 360	1,343	$210,312,311.32	100.00%

Total:	1,343	$210,312,311.32	100.00%

GROUP II

SEASONING OF MORTGAGE LOANS

Loan Age (months)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
0	660	$103,600,550.20	49.26%
1 – 4	683	106,711,761.12	50.74

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

AMORTIZATION TYPE

Amortization Method	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
5-year IO Period	72	$17,055,130.00	8.11%
Fully Amortizing	1,271	193,257,181.32	91.89

Total:	1,343	$210,312,311.32	100.00%

GROUP II

OCCUPANCY STATUS

Occupancy Status	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Owner Occupied	1,290	$202,958,589.14	96.50%
Non-Owner Occupied	53	7,353,722.18	3.50

Total:	1,343	$210,312,311.32	100.00%

GROUP II

PROPERTY TYPE

Property Type	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Single Family	1,018	$157,862,258.37	75.06%
PUD	155	25,471,357.95	12.11
Condo	133	20,080,846.54	9.55
2-4 Family	25	5,298,332.05	2.52
Townhouse	10	1,394,684.61	0.66
Modular Home	2	204,831.80	0.10

Total:	1,343	$210,312,311.32	100.00%

GROUP II

MORTGAGE LOAN TYPES

Loan Type	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
2/28 ARM (Libor)	350	$56,733,134.62	26.98%
3/27 ARM (Libor)	993	153,579,176.70	73.02

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

PREPAYMENT PENALTY TERM

Prepayment Penalty (years)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
0	178	$24,607,156.03	11.70%
0.5	9	1,186,752.67	0.56
1	35	6,542,652.79	3.11
1.5	2	353,230.88	0.17
2	162	30,093,593.14	14.31
2.5	7	1,266,824.25	0.60
3	950	146,262,101.56	69.55

Total:	1,343	$210,312,311.32	100.00%

GROUP II

LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Cash Out Refinance	698	$108,447,309.13	51.56%
Purchase	558	89,542,934.85	42.58
Rate/Term Refinance	87	12,322,067.34	5.86

Total:	1,343	$210,312,311.32	100.00%

GROUP II

LOAN DOCUMENATION

Loan Documentation	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Full	1,119	$172,268,502.82	81.91%
Stated	224	38,043,808.50	18.09

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group II

Collateral statistics for the initial Agency-Conforming Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP II

FICO SCORE

FICO Score	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
476 - 500	1	$299,450.88	0.14%
501 - 525	4	626,528.99	0.30
526 - 550	74	10,280,614.45	4.89
551 - 575	128	19,059,942.29	9.06
576 - 600	155	23,942,319.77	11.38
601 - 625	205	29,698,920.70	14.12
626 - 650	323	51,096,948.22	24.30
651 - 675	202	32,848,076.61	15.62
676 - 700	106	18,215,905.15	8.66
701 - 725	70	10,747,707.69	5.11
726 - 750	38	7,143,976.74	3.40
751 - 775	26	4,400,392.61	2.09
776 - 800	11	1,951,527.23	0.93

Total:	1,343	$210,312,311.32	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

Total Number of Loans	470	845
Total Outstanding Loan Balance	$98,103,260
Average Loan Principal Balance	$208,730	$49,959 - $500,000
Loans with 5 year IO period (% of Total Balance)	7.48%
Weighted Average Coupon	6.97%	5.34% - 10.25%
Weighted Average Margin	5.64%	3.84% - 9.25%
Weighted Average Original Term (months)	360
Weighted Average Remaining Term (months)	359	354 – 360
Weighted Average Maximum Rate	13.97%	12.34% - 17.25%
Weighted Average Periodic Cap	1.50%
Weighted Average Initial Periodic Cap	1.50%
Weighted Average Floor	6.97%	5.34% - 10.25%
Weighted Average Original LTV	79.85%	35.50% - 90.00%
Lien Position (first/second)	100.00%/0.00%
Loans Subject to Prepayment Penalties	87.00%
Property Type
Single Family	79.49%
PUD	13.96%
Condominium	4.59%
2-4 Family	1.74%
Townhouse	0.22%
Loan Purpose
Cashout Refinance	51.20%
Purchase	42.32%
Rate/Term Refinance	6.48%
Occupancy Status
Owner Occupied	98.17%
Non-Owner Occupied	1.83%
Loan Documentation
Full	78.99%
Stated	21.01%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

Product Type
2/28 – ARM	29.73%
3/27 – ARM	70.27%

Geographic Distribution
(Other states account individually for less than 5% of the Adjustable Rate Loan Group principal balance.)	CA 43.03%
OH 5.29%
FL 5.29%
Weighted Average FICO	635

Days Delinquent
Current	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

State	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
CA	143	$42,212,311.10	43.03%
OH	37	5,192,918.73	5.29
FL	26	5,188,629.19	5.29
MD	19	4,424,339.80	4.51
NJ	15	3,730,542.02	3.80
WA	13	2,880,088.15	2.94
IL	15	2,807,476.74	2.86
MI	18	2,685,412.05	2.74
OR	13	2,546,867.61	2.60
TX	19	2,532,060.43	2.58
PA	15	2,407,359.45	2.45
MN	8	1,803,661.41	1.84
MO	11	1,761,733.52	1.80
IN	15	1,681,798.07	1.71
NV	11	1,601,407.35	1.63
VA	7	1,581,617.76	1.61
CO	9	1,563,596.32	1.59
AZ	11	1,515,315.51	1.54
NC	9	1,513,482.80	1.54
KY	7	1,231,511.05	1.26
UT	8	1,011,333.96	1.03
WI	5	933,846.59	0.95
MA	5	866,498.66	0.88
TN	5	687,539.41	0.70
ME	2	589,549.09	0.60
NM	3	470,931.99	0.48
CT	3	380,200.00	0.39
OK	1	359,000.00	0.37
SC	3	322,877.67	0.33
MS	2	255,414.99	0.26
NY	1	250,000.00	0.25
ID	2	199,394.72	0.20
KS	1	187,851.84	0.19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES (CONTINUED)

State	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
LA	2	162,538.46	0.17
WY	2	159,913.90	0.16
RI	1	156,664.99	0.16
NH	1	94,875.00	0.10
AR	1	79,500.00	0.08
GA	1	73,200.00	0.07

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

CUT-OFF DATE PRINCIPAL BALANCE

Range of Cut-off Date Principal Balance ($)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
40,000.01 - 60,000.00	9	$494,035.32	0.50%
60,000.01 - 80,000.00	38	2,775,420.56	2.83
80,000.01 - 100,000.00	53	4,804,895.09	4.90
100,000.01 - 125,000.00	62	6,907,777.63	7.04
125,000.01 - 150,000.00	54	7,270,023.50	7.41
150,000.01 - 200,000.00	78	13,583,893.27	13.85
200,000.01 - 250,000.00	39	8,592,874.06	8.76
250,000.01 - 300,000.00	2	503,812.97	0.51
300,000.01 - 350,000.00	39	13,099,976.24	13.35
350,000.01 - 400,000.00	45	16,797,853.55	17.12
400,000.01 - 450,000.00	24	10,348,456.80	10.55
450,000.01 - 500,000.00	27	12,924,241.30	13.17

Total:	470	$98,103,260.31	100.00%

GROUP III

ORIGINAL LOAN-TO-VALUE RATIOS

Range of Loan-to-Value Ratios (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
35.01 - 40.00	2	$120,962.89	0.12%
40.01 - 45.00	1	102,931.58	0.10
45.01 - 50.00	2	124,952.18	0.13
50.01 - 55.00	2	517,958.80	0.53
55.01 - 60.00	10	1,896,554.40	1.93
60.01 - 65.00	8	1,944,994.77	1.98
65.01 - 70.00	19	3,868,475.22	3.94
70.01 - 75.00	38	8,191,490.44	8.35
75.01 - 80.00	266	56,512,873.85	57.61
80.01 - 85.00	29	6,885,998.22	7.02
85.01 - 90.00	93	17,936,067.97	18.28

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

MORTGAGE INTEREST RATES

Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
5.251 - 5.500	2	$862,183.68	0.88%
5.501 - 5.750	7	2,614,638.27	2.67
5.751 - 6.000	29	8,227,889.84	8.39
6.001 - 6.250	31	8,230,314.53	8.39
6.251 - 6.500	66	13,507,783.64	13.77
6.501 - 6.750	55	11,933,396.18	12.16
6.751 - 7.000	103	20,332,834.88	20.73
7.001 - 7.250	25	5,025,993.42	5.12
7.251 - 7.500	46	7,925,832.63	8.08
7.501 - 7.750	19	4,554,154.83	4.64
7.751 - 8.000	29	5,160,105.24	5.26
8.001 - 8.250	17	2,703,380.32	2.76
8.251 - 8.500	13	2,582,047.10	2.63
8.501 - 8.750	5	893,092.39	0.91
8.751 - 9.000	15	2,332,890.05	2.38
9.001 - 9.250	1	360,000.00	0.37
9.251 - 9.500	6	628,069.23	0.64
10.001 - 10.250	1	228,654.07	0.23

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

RANGE OF GROSS MARGINS

Range of Gross Margins (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
3.751 - 4.000	1	$400,000.00	0.41%
4.001 - 4.250	7	2,614,638.27	2.67
4.251 - 4.500	23	6,029,206.51	6.15
4.501 - 4.750	19	5,446,948.57	5.55
4.751 - 5.000	49	11,659,773.23	11.89
5.001 - 5.250	46	8,796,897.04	8.97
5.251 - 5.500	92	18,678,636.19	19.04
5.501 - 5.750	34	7,788,755.36	7.94
5.751 - 6.000	72	13,554,636.75	13.82
6.001 - 6.250	20	4,259,933.76	4.34
6.251 - 6.500	34	5,993,487.67	6.11
6.501 - 6.750	21	4,431,269.00	4.52
6.751 - 7.000	18	3,318,599.90	3.38
7.001 - 7.250	6	737,719.26	0.75
7.251 - 7.500	11	1,526,665.27	1.56
7.501 - 7.750	2	417,752.97	0.43
7.751 - 8.000	13	2,136,386.47	2.18
8.751 - 9.000	1	83,300.00	0.08
9.001 - 9.250	1	228,654.07	0.23

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

MAXIMUM MORTGAGE INTEREST RATES

Range of Maximum Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
12.251 - 12.500	2	$862,183.68	0.88%
12.501 - 12.750	7	2,614,638.27	2.67
12.751 - 13.000	29	8,227,889.84	8.39
13.001 - 13.250	31	8,230,314.53	8.39
13.251 - 13.500	66	13,507,783.64	13.77
13.501 - 13.750	55	11,933,396.18	12.16
13.751 - 14.000	103	20,332,834.88	20.73
14.001 - 14.250	25	5,025,993.42	5.12
14.251 - 14.500	46	7,925,832.63	8.08
14.501 - 14.750	19	4,554,154.83	4.64
14.751 - 15.000	29	5,160,105.24	5.26
15.001 - 15.250	17	2,703,380.32	2.76
15.251 - 15.500	13	2,582,047.10	2.63
15.501 - 15.750	5	893,092.39	0.91
15.751 - 16.000	15	2,332,890.05	2.38
16.001 - 16.250	1	360,000.00	0.37
16.251 - 16.500	6	628,069.23	0.64
17.001 - 17.250	1	228,654.07	0.23

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

MINIMUM MORTGAGE INTEREST RATES

Range of Minimum Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
5.251 - 5.500	2	$862,183.68	0.88%
5.501 - 5.750	7	2,614,638.27	2.67
5.751 - 6.000	29	8,227,889.84	8.39
6.001 - 6.250	31	8,230,314.53	8.39
6.251 - 6.500	66	13,507,783.64	13.77
6.501 - 6.750	55	11,933,396.18	12.16
6.751 - 7.000	103	20,332,834.88	20.73
7.001 - 7.250	25	5,025,993.42	5.12
7.251 - 7.500	46	7,925,832.63	8.08
7.501 - 7.750	19	4,554,154.83	4.64
7.751 - 8.000	29	5,160,105.24	5.26
8.001 - 8.250	17	2,703,380.32	2.76
8.251 - 8.500	13	2,582,047.10	2.63
8.501 - 8.750	5	893,092.39	0.91
8.751 - 9.000	15	2,332,890.05	2.38
9.001 - 9.250	1	360,000.00	0.37
9.251 - 9.500	6	628,069.23	0.64
10.001 - 10.250	1	228,654.07	0.23

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

MONTH AND YEAR OF NEXT RATE CHANGE DATE

Month of Next Rate Change Date	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
September 2005	10	$1,586,697.22	1.62%
October 2005	61	13,094,180.42	13.35
November 2005	64	14,484,772.00	14.76
May 2006	1	160,710.36	0.16
September 2006	20	5,019,960.30	5.12
October 2006	163	32,488,478.62	33.12
November 2006	150	30,952,461.40	31.55
December 2006	1	316,000.00	0.32

Total:	470	$98,103,260.31	100.00%

GROUP III

ORIGINAL TERM TO MATURITY

Original Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
360	470	$98,103,260.31	100.00%

Total:	470	$98,103,260.31	100.00%

GROUP III

REMAINING TERM TO MATURITY

Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
349 - 360	470	$98,103,260.31	100.00%

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

SEASONING OF MORTGAGE LOANS

Loan Age (months)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
0	215	$45,753,233.40	46.64%
1 – 6	255	52,350,026.91	53.36

Total:	470	$98,103,260.31	100.00%

GROUP III

OCCUPANCY STATUS

Occupancy Status	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Owner Occupied	461	$96,307,841.04	98.17%
Non-Owner Occupied	9	1,795,419.27	1.83

Total:	470	$98,103,260.31	100.00%

GROUP III

AMORTIZATION TYPE

Amortization Method	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Fully Amortizing	448	$90,761,085.69	92.52%
5-year IO Period	22	7,342,174.63	7.48

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

PROPERTY TYPE

Property Type	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Single Family	364	$77,985,556.07	79.49%
PUD	66	13,697,003.35	13.96
Condo	30	4,502,733.06	4.59
2-4 Family	8	1,705,967.83	1.74
Townhouse	2	212,000.00	0.22

Total:	470	$98,103,260.31	100.00%

GROUP III

MORTGAGE LOAN TYPES

Loan Type	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
2/28 ARM (Libor)	135	$29,165,649.64	29.73%
3/27 ARM (Libor)	335	68,937,610.68	70.27

Total:	470	$98,103,260.31	100.00%

GROUP III

PREPAYMENT PENALTY TERM

Prepayment Penalty (years)	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
0	66	$12,751,331.18	13.00%
0.5	1	187,851.84	0.19
1	9	1,772,422.38	1.81
1.5	1	92,212.33	0.09
2	56	15,648,150.90	15.95
2.5	2	540,584.64	0.55
3	277	59,609,548.95	60.76
3.5	2	378,088.08	0.39
4	11	1,452,890.84	1.48
5	45	5,670,179.17	5.78

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Collateral Summary – Group III

Collateral statistics for the initial Remaining Adjustable Rate Mortgage Loans are listed below as of 11/1/03

The sum of the percentages in the summary may not add to 100% due to rounding

GROUP III

LOAN PURPOSE

Loan Purpose	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Cash Out Refinance	248	$50,227,264.61	51.20%
Purchase	193	41,522,080.46	42.32
Rate/Term Refinance	29	6,353,915.24	6.48

Total:	470	$98,103,260.31	100.00%

GROUP III

LOAN DOCUMENATION

Loan Documentation	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
Full	379	$77,493,190.63	78.99%
Stated	91	20,610,069.68	21.01

Total:	470	$98,103,260.31	100.00%

GROUP III

FICO SCORE

FICO Score	Number of Mortgage Loans	Cut-off Date Aggregate Principal Balance	Percentage of Cut-off Date Aggregate Principal Balance
476 - 500	1	$160,710.36	0.16%
526 - 550	25	4,310,977.00	4.39
551 - 575	33	6,629,424.77	6.76
576 - 600	51	10,533,247.94	10.74
601 - 625	79	17,424,178.66	17.76
626 - 650	127	24,944,396.27	25.43
651 - 675	73	15,553,764.47	15.85
676 - 700	44	9,058,582.19	9.23
701 - 725	24	5,876,027.78	5.99
726 - 750	9	2,220,326.70	2.26
751 - 775	3	1,200,424.16	1.22
776 - 800	1	191,200.00	0.19

Total:	470	$98,103,260.31	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS	Residential Mortgage Finance

Contacts

Syndicate	Kevin White Daniel Covello Paul Tedeschi	(212) 526-9519 (212) 526-9519 (212) 526-9519

Trading	Charles Spero Ross Shapiro	(212) 526-6870 (212) 526-6870

Residential Mortgage Finance	Brad Andres Andor Meszaros Sam Warren	(212) 526-8367 (212) 526-5150 (212) 526-1486

Structuring	Sei-Hyong Park	(212) 526-0203

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